UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024
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HIMS & HERS HEALTH, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38986	98-1482650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2269 Chestnut Street, #523
San Francisco, CA 94123
(Address of principal executive offices)
(415) 851-0195
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	HIMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 24, 2024, the board of directors (the “Board”) of Hims & Hers Health, Inc. (the “Company”) increased the size of the Board from ten to eleven directors and appointed Anja Manuel, 49, to fill the newly created vacancy, effective immediately. Ms. Manuel will serve until the Company’s 2024 annual meeting of stockholders and until her successor is elected and qualified, or sooner in the event of her death, resignation or removal. The Board has determined that Ms. Manuel meets the requirements for independence under the applicable listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended. The Board has not yet appointed Ms. Manuel to any Board committees.

Ms. Manuel will be entitled to receive compensation as outlined in the “Director Compensation” section in the Company’s proxy statement filed with the Securities and Exchange Commission on April 26, 2024, in accordance with the Company’s director compensation program, as amended from time to time. Ms. Manuel will enter into the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Ms. Manuel and any other persons pursuant to which she was elected as a member of the Company’s Board. There are no family relationships between Ms. Manuel and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Ms. Manuel is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIMS & HERS HEALTH, INC.

Date: April 26, 2024	By:	/s/ Andrew Dudum
Andrew Dudum
Chief Executive Officer